UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
________________________________

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

September 30, 2010
Date of Report (Date of earliest event reported):

FIRST CALIFORNIA FINANCIAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-52498	38-3737811
(Commission File Number)	(IRS Employer Identification No.)

3027 Townsgate Road, Suite 300 Westlake Village, California	91361
(Address of principal executive offices)	(Zip Code)

  (805) 322-9655

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain
                                  Officers

(b)           Resignation of Sung Won Sohn, Ph.D. as a member of the Board of Directors

On September 30, 2010, First California Financial Group, Inc. (the "Company") accepted the resignation of Sung Won Sohn, Ph.D., a member of the Board of Directors of the Company and the Company’s subsidiary, First California Bank. Dr. Sohn has resigned effective as of September 30, 2010, from his service as a member of the Board of Directors, a position he has held since November 2009.

Dr. Sohn’s resignation is to devote more time to other commitments and was not the result of any disagreement with the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.
FIRST CALIFORNIA FINANCIAL GROUP, INC.

Dated: September 30, 2010	By:	/s/ Romolo Santarosa
	Name:	Romolo Santarosa
	Title:	Executive Vice President and Chief Financial Officer